INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The components of income (loss) before income taxes are as follows:

For the years ended December 31,	2017	2016	2015
Domestic	$1,187,825	$1,395,440	$1,357,618
Foreign	(77,157)	(295,959)	(455,771)
Income before income taxes	$1,110,668	$1,099,481	$901,847

The components of our provision for income taxes are as follows:

For the years ended December 31,	2017	2016	2015
Current:
Federal	$314,277	$391,705	$409,060
State	37,628	51,706	47,978
Foreign	(16,356)	(25,877)	(29,605)
	335,549	417,534	427,433
Deferred:
Federal	19,204	(7,706)	(31,153)
State	7,573	(452)	(2,346)
Foreign	(8,195)	(29,939)	(5,038)
	18,582	(38,097)	(38,537)
Total provision for income taxes	$354,131	$379,437	$388,896

U.S. Tax Cuts and Jobs Act of 2017
The U.S. Tax Cuts and Jobs Act, enacted in December 2017, (“U.S. tax reform”) significantly changes U.S. corporate income tax laws by, among other things, reducing the U.S. corporate income tax rate to 21% starting in 2018 and creating a territorial tax system with a one-time mandatory tax on previously deferred foreign earnings of U.S. subsidiaries.  Under GAAP (specifically, ASC Topic 740), the effects of changes in tax rates and laws on deferred tax balances are recognized in the period in which the new legislation is enacted.
In response to U.S. tax reform, the Staff of the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin No. 118 (“SAB No. 118”) to provide guidance to registrants in applying ASC Topic 740 in connection with U.S. tax reform. SAB No. 118 provides that in the period of enactment, the income tax effects of U.S. tax reform may be reported as a provisional amount based on a reasonable estimate (to the extent a reasonable estimate can be determined), which would be subject to adjustment during a “measurement period.” The measurement period begins in the reporting period of U.S. tax reform’s enactment and ends when a registrant has obtained, prepared and analyzed the information that was needed in order to complete the accounting requirements under ASC Topic 740. SAB No. 118 also describes supplemental disclosure that should accompany the provisional amounts.
U.S. tax reform represents the first significant change in U.S. tax law in over 30 years. As permitted by SAB No. 118, some elements of the tax expense recorded in the fourth quarter of 2017 due to the enactment of U.S. tax reform are considered “provisional,” based on reasonable estimates. The Company is continuing to collect and analyze detailed information about deferred income taxes, the earnings and profits of its non-U.S. subsidiaries, the related taxes paid, the amounts which could be repatriated, the foreign taxes which may be incurred on repatriation and the associated impact of these items under U.S. tax reform. The Company may record adjustments to refine those estimates during the measurement period, as additional analysis is completed.
As a result, we recorded a net charge of $32.5 million during the fourth quarter of 2017.  This amount, which is reflected within the provision for income taxes in the Consolidated Statement of Income, includes the estimated impact of the one-time mandatory tax on previously deferred earnings of non-U.S. subsidiaries offset in part by the benefit from revaluation of net deferred tax liabilities based on the new lower corporate income tax rate.  The impact of the U.S. tax reform may differ from this estimate, possibly materially, due to, among other things, changes in interpretations and assumptions made, additional guidance that may be issued and actions taken by Hershey as a result of the U.S. tax reform.

Deferred taxes reflect temporary differences between the tax basis and financial statement carrying value of assets and liabilities. The significant temporary differences that comprised the deferred tax assets and liabilities are as follows:

December 31,	2017	2016
Deferred tax assets:
Post-retirement benefit obligations	$58,306	$90,584
Accrued expenses and other reserves	103,769	141,228
Stock-based compensation	31,364	48,500
Derivative instruments	27,109	44,010
Pension	—	14,662
Lease financing obligation	12,310	18,950
Accrued trade promotion reserves	26,028	50,463
Net operating loss carryforwards	226,142	143,085
Capital loss carryforwards	23,215	38,691
Other	7,748	14,452
Gross deferred tax assets	515,991	604,625
Valuation allowance	(312,148)	(235,485)
Total deferred tax assets	203,843	369,140
Deferred tax liabilities:
Property, plant and equipment, net	132,443	202,300
Acquired intangibles	68,476	113,074
Inventories	20,769	27,608
Pension	969	—
Other	23,819	8,884
Total deferred tax liabilities	246,476	351,866
Net deferred tax (liabilities) assets	$(42,633)	$17,274
Included in:
Non-current deferred tax assets, net	3,023	56,861
Non-current deferred tax liabilities, net	(45,656)	(39,587)
Net deferred tax (liabilities) assets	$(42,633)	$17,274

Changes in deferred taxes includes the impact of remeasurement on U.S. deferred taxes at the lower enacted corporate tax rates resulting from the U.S. tax reform. Changes in deferred tax assets for net operating loss carryforwards resulted primarily from current year losses in foreign jurisdictions.
The valuation allowances as of December 31, 2017 and 2016 are primarily related to U.S. capital loss carryforwards and various foreign jurisdictions' net operating loss carryforwards and other deferred tax assets that we do not expect to realize.

The following table reconciles the federal statutory income tax rate with our effective income tax rate:

For the years ended December 31,	2017	2016	2015
Federal statutory income tax rate	35.0%	35.0%	35.0%
Increase (reduction) resulting from:
State income taxes, net of Federal income tax benefits	2.6	3.4	4.2
Qualified production income deduction	(2.9)	(3.8)	(4.4)
Business realignment and impairment charges and gain on sale of trademark licensing rights	4.3	0.4	10.8
Foreign rate differences	(4.3)	3.6	2.2
Historic and solar tax credits	(4.8)	(3.3)	(3.3)
U.S. tax reform	2.9	—	—
Other, net	(0.9)	(0.8)	(1.4)
Effective income tax rate	31.9%	34.5%	43.1%

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

December 31,	2017	2016
Balance at beginning of year	$36,002	$33,411
Additions for tax positions taken during prior years	2,492	2,804
Reductions for tax positions taken during prior years	(1,689)	(4,080)
Additions for tax positions taken during the current year	10,018	9,100
Settlements	(1,481)	—
Expiration of statutes of limitations	(3,260)	(5,233)
Balance at end of year	$42,082	$36,002

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was $37,587 as of December 31, 2017 and $27,691 as of December 31, 2016.
We report accrued interest and penalties related to unrecognized tax benefits in income tax expense. We recognized a net tax expense of $795 in 2017, a net tax benefit of $75 in 2016 and a net tax expense of $1,153 in 2015 for interest and penalties. Accrued net interest and penalties were $4,966 as of December 31, 2017 and $3,716 as of December 31, 2016.
We file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. A number of years may elapse before an uncertain tax position, for which we have unrecognized tax benefits, is audited and finally resolved. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, we believe that our unrecognized tax benefits reflect the most likely outcome. We adjust these unrecognized tax benefits, as well as the related interest, in light of changing facts and circumstances. Settlement of any particular position could require the use of cash. Favorable resolution would be recognized as a reduction to our effective income tax rate in the period of resolution.
The Company’s major taxing jurisdictions currently include the United States (federal and state), as well as various foreign jurisdictions such as Canada, China, Mexico, Brazil, India, Malaysia and Switzerland. The number of years with open tax audits varies depending on the tax jurisdiction, with 2013 representing the earliest tax year that remains open for examination by certain taxing authorities. In 2017, the U.S. Internal Revenue Service began an examination of our U.S. federal income tax returns for 2013 and 2014.
We reasonably expect reductions in the liability for unrecognized tax benefits of approximately $8,089 within the next 12 months because of the expiration of statutes of limitations and settlements of tax audits.
As of December 31, 2017, we had approximately $370,027 of undistributed earnings of our international subsidiaries. We intend to continue to reinvest earnings outside the United States for the foreseeable future and, therefore, have not recognized additional tax expense (e.g., foreign withholding taxes) on these earnings beyond the one-time U.S. repatriation tax due under the Tax Cuts and Jobs Act.

Investments in Partnerships Qualifying for Tax Credits
We invest in partnerships which make equity investments in projects eligible to receive federal historic and energy tax credits. The investments are accounted for under the equity method and reported within other assets in our Consolidated Balance Sheets. The tax credits, when realized, are recognized as a reduction of tax expense, at which time the corresponding equity investment is written-down to reflect the remaining value of the future benefits to be realized. For the years ended December 31, 2017 and 2016, we recognized investment tax credits and related outside basis difference benefit totaling $74,600 and $52,342, respectively, and we wrote-down the equity investment by $66,209 and $43,482, respectively, to reflect the realization of these benefits. The equity investment write-down is reflected within other (income) expense, net in the Consolidated Statements of Income.